Exhibit 10.1

7-29-10

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated July 30, 2010 (this “Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation, (“Purchaser”).

RECITALS

The Company and Purchaser are parties to the Securities Purchase Agreement, dated March 4, 2010 (the “Agreement”) and desire to amend the Agreement to provide for extended dates that relate to specified conditions precedent in the Agreement.

Accordingly, in consideration of the mutual covenants contained in this Amendment, the Parties intending to be legally bound agree as follows.

AGREEMENT

The Agreement is hereby amended as specified below:

A.                                   Section 6.6(a) is amended by changing the date “September 30, 2011,” to “November 30, 2011.”

B.                                     Section 7.1(b)(iii) is amended by deleting “(A)” and all language thereafter in that section and inserting the date “October 13, 2010.”

C.                                     Section 7.1(c)(iv) is amended by changing the date “December 31, 2010,” to “February 28, 2011.”

D.                                    Section 7.1(d) is amended by changing the dates “December 15, 2010,” to “February 15, 2011,” the date “December 31, 2010,” each time it appears to “February 28, 2011,” and the date “March 31, 2011,” each time it appears to “May 31, 2011.”

E.                                      Section 7.2(c)(iii) is amended by changing the date “September 30, 2011,” to “November 30, 2011.”

F.                                      Section 7.2(e) is amended by changing (i) the date “September 15, 2011,” to “November 15, 2011,” (ii) the date “September 30, 2011,” each time it appears to “November 30, 2011,” (iii) the date “December 31, 2011,” to “February 29, 2012,” (iv) the date

“October 15, 2011,” to “December 15, 2011,” and (v) the date “October 31, 2011” to “December 31, 2011.”

G.                                     Section 8.2(b) is amended by changing (i) the date “January 31, 2011,” to “March 31, 2011,” (ii) the date “April 30, 2011,” to “June 30, 2011,” (iii) the date October 30, 2011,” to “December 31, 2011,” and (iv) the date “January 31, 2012,” to “March 31, 2012.”

H.                                    Section 8.2(c)(iii) is amended to read in its entirety as follows:  “if the Required Approvals have not been obtained by October 13, 2010;”

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

GENERAL MOLY, INC.

		By:	/s/ Bruce D. Hansen

		Name:	Bruce D. Hansen

		Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Hui Ziao

Name:	Hui Ziao

Title:	President